Exhibit 31.1

CERTIFICATION OF PRESIDENT AND CHIEF EXECUTIVE OFFICER

Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

I, Carlos Paya, M.D., Ph.D., certify that:

1. I have reviewed this quarterly report on Form 10-Q/A of Immune Design Corp.; and

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Dated: May 3, 2017

/s/ Carlos Paya, M.D., Ph.D.
Carlos Paya, M.D., Ph.D. President and Chief Executive Officer (Principal Executive Officer)